SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 25, 2014

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement
Amendment to Partnership Agreement of Ashford Hospitality Limited Partnership
Ashford Hospitality Trust, Inc. (the “Company”) conducts its business and owns substantially all of its assets through its operating partnership, Ashford Hospitality Limited Partnership (“Ashford Trust OP”). On February 25, 2014, the Board of Directors (the “Board”) of the Company, in its capacity as the sole member of Ashford OP General Partner LLC, the sole general partner of Ashford Trust OP, approved Amendment No. 1 to the Fifth Amended and Restated Agreement of Limited Partnership of Ashford Trust OP (the “Partnership Amendment”). The Partnership Amendment provides for the use of deficit restoration obligations by the limited partners of Ashford Trust OP, pursuant to which the limited partners of Ashford Trust OP may agree to restore, to a limited extent as determined by the limited partner, the amount of any deficit in such limited partner’s capital account. The Partnership Amendment also shortens the time period in which Ashford Trust OP can pay the cash redemption amount in connection with the redemption of limited partnership units from 60 days to three business days after receipt of the redemption notice from a limited partner. The Partnership Amendment further provides that if the Company elects, or is deemed to have elected, to satisfy a redemption option with the issuance of common stock of the Company, the Company is obligated to issue such shares of common stock on or before such third business day after receipt of the redemption notice from a limited partner.
The foregoing summary is qualified in its entirety by reference to the Partnership Amendment filed with this Form 8-K as Exhibit 10.1 and incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Amendment of Bylaws
Effective February 25, 2014, the Board adopted and approved the Second Amended and Restated Bylaws (the “Amended Bylaws”) of the Company. The following is a description of the revisions made in the Amended Bylaws:

•
Date of the Annual Meeting. Pursuant to the Amended Bylaws, the date of the Company’s annual meeting of stockholders may be held on a date set by the Board, without the requirement that the date of such annual meeting be held within 15 days of the delivery of the Company’s annual report as required by the previously effective Amended and Restated Bylaws (the “Original Bylaws”).

•	Special Meetings. Pursuant to the Amended Bylaws, the following process is now applicable with respect to stockholders’ ability to call special stockholder meetings:

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Any stockholder seeking to have a special meeting of the Company’s stockholders called must send written notice to the Secretary requesting a record date to determine the stockholders entitled to request such a special meeting. The notice must (i) set forth the purpose of the special meeting, (ii) set forth the matters proposed to be acted on at the meeting, (iii) be signed by one or more stockholders, (iv) be dated, and (v) set forth all information relating to each stockholder requesting the special meeting and each matter that is proposed to be acted on at the meeting that would be required in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest in not involved), or would otherwise be required in connection with the solicitation, in each case pursuant to Regulation 14A under the Exchange Act.

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Upon receiving a record date request notice, the Board may fix a record date with respect to the request (the “Request Record Date”) not more than ten days after the date on which the resolution fixing the Request Record Date is approved. Within 30 days of the Request Record Date, stockholders of record as of the Request Record Date having at least a majority of all of the votes entitled to be cast on the matter must submit a written request for a special meeting to the secretary, which is an increase in such threshold compared to the Original Bylaws which only required the written request of stockholders holding not less than 25% of the votes entitled to be cast at a special meeting of the Company’s stockholders.

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The special meeting request shall be delivered to the Secretary and shall (i) set forth the purpose of the special meeting, (ii) set forth the matters proposed to be acted on, (iii) include the date of signature of each signing stockholder, (iv) set forth the name and address of each stockholder as it appears on the Company’s corporate books, the class, series and number of shares owned by each stockholder and the nominee holder of any shares owned by such stockholder for which it is not the record holder, (v) be sent by registered mail, return receipt requested, and (vi) be received within 30 days of the Record Request Date.

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Upon receipt of a valid special meeting request, the secretary is required to inform the requesting stockholder of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Company’s proxy materials). The secretary is not required to call a special meeting and no special meeting shall be held unless, in addition to the valid special meeting request, the secretary receives payment of the reasonably estimated cost prior to the preparation and mailing or delivery of the notice of the meeting.

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Upon receipt of a valid special meeting request (the date of such receipt, the “Delivery Date”), the Board may fix a meeting record date that is within 30 days after the Delivery Date, or if it fails to fix such a meeting record date, the meeting record date shall be at the close of business on the 30th day following the Delivery Date. The date of the special meeting shall be at a time determined by the Board not to exceed 90 days from the meeting record date, or if the Board fails to fix such a special meeting date, then such special meeting shall be held at 2:00 PM, local time, on the 90th day following the meeting record date. The Board may set the place of such special meeting, provided that if it does not fix the place of the stockholder special meeting date within ten days of the Delivery Date, then such special meeting shall be held at the Company’s executive offices.

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If the stockholders fail to pay the cost of preparation, mailing and delivery of the notices of special meeting, or the Company receives written revocations of special meeting requests such that a majority of the votes entitled to be cast at the proposed special meeting are no longer in effect, (i) the Secretary shall refrain from delivering such notices of special meeting and send all requesting stockholders written notice of the revocation, or (ii) if the notice of special meeting has already been delivered, and if the Secretary sends written notice to all requesting stockholders of the revocation and the Company’s intention to revoke the notice of special meeting or for the chairman of the meeting to adjourn the meeting without action, (a) the Secretary may revoke the notice of the special meeting at any time before ten days prior to the commencement of the special meeting, or (b) the chairman of the meeting may adjourn the meeting after it is called to order without any other action. Any request for a special meeting received after a revocation shall be considered a request for a new special meeting.

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The Company may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Company for the purpose of performing a ministerial review of the validity of any purported special meeting request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported special meeting request shall be deemed to have been received by the secretary until the earlier of (i) five business days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Company that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than a majority of all of the votes entitled to be cast on the matter.

•	Stockholder Notices. Pursuant to the Amended Bylaws, the following provisions are now applicable with respect to notices required be provided to the Company’s stockholders:

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The Company may provide notice to stockholders by electronic transmission, which is deemed delivered when transmitted to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Company may also deliver a single notice to all stockholders who share a single address unless such stockholder objects or revokes a prior consent to receiving such single notices. In addition, the disclaimer that was included in the Original Bylaws that notice need not be given to a stockholder that provides a waiver or attends the meeting is not included in the Amended Bylaws, and a new provision is included in the Amended Bylaws that provides that the failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with the Amended Bylaws.

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Any business of the Company may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business can be transacted at a special meeting of stockholders except as specifically designated in the notice.

•	Notice of the date, time and place to which any stockholder meeting is postponed by the Company must be given not less than ten days prior to such date.

•
The provisions included in the Original Bylaws that required the Secretary to create a physical list of stockholders entitled to vote and that such list be open to examination are not included in the Amended Bylaws.

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Organization and Conduct of Stockholder Meetings. The Amended Bylaws clarify that the chairman of stockholder meetings shall be the Chairman of the Board, or if unavailable, in succession, the Vice-Chairman of the Board, if any, the Chief Executive Officer, the President, the Vice Presidents in order of rank or seniority, the Secretary, or a chairman chosen by the stockholders by a majority vote. The secretary of the meeting shall be the Secretary, or if unavailable, in succession, an Assistant Secretary, an individual appointed by the Board or an individual appointed by the chairman of the meeting. The chairman of the meeting has broad authority to conduct stockholder meetings, including the power to proscribe rules, regulations and procedures and take action, as appropriate, to ensure the proper conduct of such meetings.

•	Stockholder Proxies and Voting by Certain Stockholders. The following additions and changes were made in the Amended Bylaws with respect to stockholder proxies and voting by certain stockholders:

•
The provision in the Original Bylaws providing that a proxy purporting to be executed by or on behalf of a stockholder shall be valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger, is not included in the Amended Bylaws.

•	The Amended Bylaws state that no proxy shall be valid more than eleven months after the date of such proxy unless otherwise provided in the proxy.

•
The Board may adopt a resolution establishing the procedure by which a stockholder may certify in writing to the Company that any shares of stock registered in the name of the stockholder are held for the account of another specified person. The Amended Bylaws set forth specific requirements for any such resolutions.

•
Stockholder Notices to Nominate a Director or to Propose Stockholder Business. The following additions and changes were made in the Amended Bylaws with respect to stockholder notices to nominate a director candidate or to propose stockholder business:

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The specific information required to be included in notices provided by stockholders to the Company to nominate a director candidate or to propose stockholder business, or required to accompany such notices, has been expanded to, among other things, align more directly with the disclosure requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

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If the information submitted pursuant to a stockholder notice is inaccurate in any material respect, such information may be deemed not to have been provided in accordance with the requirements of the Amended Bylaws. Any stockholder providing a stockholder notice must notify the Company of any inaccuracy or change in the information included in such notice within two business days of becoming aware of such inaccuracy or change.

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Upon written request by the secretary or the Board, any stockholder that has provided a stockholder notice shall provide, within five days of such request, verification and an update of any information contained in such notice. If the stockholder fails to provide such verification or update, the information included in such notice may be deemed not to have been provided in accordance with the requirements of the Amended Bylaws.

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In the event that that the number of directors on the Board is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, a stockholder notice will be considered timely with respect to director nominees for any new positions created by such increase if it is delivered to the Secretary not later than the tenth day following the day on which such public announcement is first made by the Company.

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Director Qualification. The Amended Bylaws require that, upon attaining the age of 70, and annually thereafter, a director must tender a letter of proposed retirement to the Board, effective upon the expiration of such director’s then-current term, and the Board shall determine whether, in light of all circumstances, it should accept such proposed retirement or request that the director continue to serve on the Board.

•	Executive Non-Management Director Sessions. The Amended Bylaws require the non-management directors to meet in executive session at least twice a year with no members of management present.

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Special Meetings of the Board. The Amended Bylaws permit the lead independent director, if one is elected, to call a special meeting of the Board in addition to the right of a majority of the directors, the chairman and the chief executive officer to call a special meeting.

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Amendment. The Amended Bylaws provide that the Board has the sole ability to alter, amend or repeal the Company’s bylaws, or adopt new bylaws of the Company, whereas the Original Bylaws provided that a majority of the stockholders of the Company could also take such actions.

The foregoing summary is qualified in its entirety by reference to the Amended Bylaws filed with this Form 8-K as Exhibit 3.1 and incorporated by reference herein.
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Amendment of Code of Business Conduct and Ethics
Effective February 25, 2014 and in connection with an overall review of its governance policies, the Board adopted and approved revisions to the Company’s Code of Business Conduct and Ethics that applies to all employees, officers and directors. These revisions refresh and update the Code of Business Conduct and Ethics by providing more specificity in certain areas, including acknowledging the formation of Ashford Hospitality Advisors LLC, a subsidiary of the Company in connection with the spin-off of Ashford Hospitality Prime, Inc. in November 2013. The revised Code of Business Conduct and Ethics have been posted to the Company’s website, at www.ahtreit.com.
Amendment of Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer
Effective February 25, 2014 and in connection with an overall review of its governance policies, the Board adopted and approved revisions to the Company’s Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. These revisions refresh and update the Code of Business Conduct and Ethics. The revised Code of Business Conduct and Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer have been posted to the Company’s website, at www.ahtreit.com.
Item 7.01.    Regulation FD Disclosure
Amendment of Committee Charters and Corporate Governance Guidelines
On February 25, 2014, the Board adopted amended versions of the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter as well as the Corporate Governance Guidelines, in each case in connection with an overall review of its governance policies. Each of the revised committee charters and the revised Corporate Governance Guidelines has been posted to the Company’s website, at www.ahtreit.com.

Item 9.01. Financial Statements and Exhibits
(d)     Exhibits
Exhibit No.    Description

3.1	Second Amended and Restated Bylaws of Ashford Hospitality Trust, Inc.

10.1
Amendment No. 1 to the Fifth Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated February 25, 2014, by and between Ashford OP General Partner LLC, and Ashford OP Limited Partner LLC.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2014

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel